SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                              ---------------------

                                  CURRENT REPORT
                                        ON
                                     FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

        Date of Report (Date of earliest event reported) : July 21, 2000

                             ---------------------

                           COMMEMORATIVE BRANDS, INC.

           (Exact Name of Registrant as specified in its charter)

                    DELAWARE                             13-3915801
        (State or other jurisdiction of              (I.R.S. Employer
                incorporation or                    Identification No.)
                 organization)

             7211 Circle S. Road
             Austin, Texas  78745
            (Address of principal
               executive offices)




     Registrant's telephone number, including area code:  (512) 444-0571

Item 5.    Other Events

     On July 21, 2000, Commemorative Brands, Inc. (the "Company") amended the Indenture dated as of December 16, 1996 between the Company (formerly known as
Scholastic Brands, Inc.) and HSBC Bank USA (formerly known as Marine Midland Bank), as Trustee (the "Indenture") by first supplemental indenture (the "First Supplemental Indenture") between the Company and the Trustee. As required by the Indenture, a majority of the holders of the bonds consented to the amendments reflected in the First Supplemental Indenture.

     Pursuant to the First Supplemental Indenture, the following covenants were eliminated from the Indenture (together with any related definitions and references thereto):

Section 4.3        Reports.

Section 4.7        Restricted Payments.

Section 4.8        Dividend and Other Payment Restrictions Affecting
                   Subsidiaries.

Section 4.9        Incurrence of Indebtedness and Issuance of Preferred
Stock.

Section 4.11       Transactions with Affiliates.

Section 4.12       Liens.

Section 4.16       Limitations on Issuances and Sales of Capital Stock of
                   Subsidiaries.

Section 4.17       Limitations on Future Subordinated Indebtedness.

Section 4.18       Subsidiary Guarantees.

Section 4.19       Business Activities.

Section 4.20       Payments for Consent.

Section 4.21       Restrictions under Senior Indebtedness.

Section 5.1 Merger, Consolidation, or Sale of Assets (provided, however, that the last sentence of Section 5.1 has not been deleted and shall remain in effect).

Section 6.1(d)     Events of Default.  The Supplemental Indenture deleted
and (e) clauses (d) and (e) from the definition of Event of Default.

     On December 31, 1997, the Company filed a Form 15-15D with the Securities and Exchange Commission that terminated the Company's reporting requirements under the Securities Exchange Act of 1934 (the "Exchange Act"). Since that time, the Company has only been required to file Exchange Act reports pursuant to the Indenture. As indicated above, the Exchange Act reporting requirements set forth in Section 4.3 of the Indenture have been eliminated. Accordingly, as of July 21, 2000, the Company was no longer required to file Exchange Act reports and the Company will no longer file such reports on a going forward basis, although it intends to provide the holders of the bonds with relevant information on a regular basis.

     In addition, on July 27, 2000, CBI Acquisition Corp., a wholly-owned subsidiary of Commemorative Brands Holding Corp. ("Holdco") merged into the Company. The Company was the surviving corporation in the merger (the "Merger"). As part of the Merger, the holders of the Company Common Stock and Series B Preferred Stock shall receive 53.95% of the Common Stock and Series A Preferred Stock of Holdco. The holders of Series A Preferred Stock of the Company shall continue to hold such shares.

     As part of a broader restructuring, the holders of Common Stock and Series A Preferred Stock of Taylor Senior Holding Corp., a Delaware corporation ("TSHC") have contributed their shares into Holdco in exchange for 46.05% of the Common Stock and Series A Preferred Stock of Holdco. TSHC is the direct and the indirect parent company of Taylor Publishing Company and Taylor Production Services, L.P. respectively (collectively, the "Taylor Entities"). Taylor Publishing Company is in the business of selling and distributing and Taylor Production Services, L.P. is in the business of manufacturing scholastic yearbook products.

     As part of the Company's restructuring, the Company refinanced its existing senior indebtedness with a bank syndicate led by Heller Financial, Inc. with the Company, the Taylor Entities and TP Holding Corp. as co-borrowers. Pursuant to the new credit facility, the Company's covenant compliance will be measured on a consolidated basis with the Taylor Entities and, at the discretion of Holdco's Board of Directors, CBI will have access to money generated by the Taylor Entities. Holdco, TSHC and CBI North America, Inc., the Company's subsidiary, have guaranteed the indebtedness.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.


Exhibit No.         Description
-----------         -----------

    4               First Supplemental Indenture


         FIRST SUPPLEMENTAL INDENTURE, dated as of July 21, 2000, between Commemorative Brands, Inc. (formerly known as Scholastic Brands, Inc.), a Delaware corporation, as issuer (the "Company"), and HSBC Bank USA (formerly known as Marine Midland Bank), a New York banking corporation, as trustee (the "Trustee").

         WHEREAS, the Company heretofore executed and delivered to the Trustee an Indenture dated as of December 16, 1996 (the "Original Indenture" and, as it may be amended or supplemented from time to time by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof, the "Indenture"), providing for the issuance of the Company's 11% Senior Subordinated Notes due 2007 (the "Notes");

         WHEREAS, there are now outstanding under the Indenture, Notes in the aggregate principal amount of $90,000,000;

         WHEREAS, Section 9.2 of the Indenture provides that the Company and the Trustee may amend or supplement the Indenture with the written consent of the holders of at least a majority in the aggregate principal amount of the Notes then outstanding (the "Majority Holders");

         WHEREAS, the Company desires to amend certain provisions of the Indenture, as set forth in Article One hereof;

         WHEREAS, Tri-Links Investment Trust, a Majority Holder who owns $48.645 million face amount of the Notes has consented to the amendments effected by this First Supplemental Indenture; and

         WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH, that, for and in consideration of the promises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of Notes, as follows:

                               ARTICLE ONE

                    Amendments to Original Indenture

         Section 1.1  Amendments to Article One, Article Four, Article
                      ------------------------------------------------
Five and Six.
------------

         (a)  Sections 4.3, 4.7, 4.8, 4.9, 4.11, 4.12, 4.16, 4.17, 4.18,
4.19, 4.20, 4.21, and 5.1 (provided, however, that the last sentence of Section 5.1 shall not be deleted and shall remain in effect) of the Original Indenture are hereby amended by deleting all such sections, and all related definitions (to the extent not applicable to other sections of the Indenture) and any references thereto, in their entirety.

         (b) Section 6.1 is hereby amended to delete clauses (d) and (e) from the definition of "Event of Default."

                               ARTICLE TWO

                              Miscellaneous

         Section 2.1  Instruments to be Read Together.  This First
                      -------------------------------
Supplemental Indenture is an indenture supplemental to the Original Indenture, and said Original Indenture and this First Supplemental Indenture shall henceforth be read together.

         Section 2.2  Confirmation.  The Original Indenture as amended and
                      ------------
supplemented by this First Supplemental Indenture is in all respects confirmed and preserved.

         Section 2.3  Terms Defined.  Capitalized terms used in this First
                      -------------
Supplemental Indenture and not otherwise defined herein shall have the respective meanings set forth in the Original Indenture.

         Section 2.4  Headings.  The headings of the Articles and Sections
                      --------
of this First Supplemental Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

         Section 2.5  Governing Law.  The laws of the State of New York
                      -------------
shall govern this First Supplemental Indenture.

         Section 2.6  Counterparts.  This First Supplemental Indenture may
                      ------------
be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 2.7  Effectiveness.  The provisions of this First
                      -------------
Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the provisions of Sections 9.2 and 9.6 of the Indenture.

         Section 2.8  Acceptance by Trustee.  The Trustee accepts the
                      ---------------------
amendments to the Indenture effected by this First Supplemental Indenture.

         Section 2.9  Certain Duties and Responsibilities of the Trustee.
                      --------------------------------------------------
In entering into this First Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture and the Notes relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided. The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made by the Company.

         Section 2.10  Trustee Documents.  On or before the date hereof,
                       -----------------
the Company shall deliver to the Trustee pursuant to the Indenture, (a) the Board resolutions, (b) an Officer's Certificate, and (c) an Opinion of Counsel.

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first written above.


                                        COMMEMORATIVE BRANDS, INC.


                                        By:    /s/ David G. Fiore
                                           -------------------------------
                                           David G. Fiore
                                           President



                                        HSBC BANK USA, as Trustee


                                        By:     /s/ Peter S. Wolfrath
                                           -------------------------------
                                           Peter S. Wolfrath
                                           Assistant Vice President



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Commemorative Brands, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COMMEMORATIVE BRANDS, INC.


Date:  July     , 2000                         By: /s/ Sherice P. Bench
            ----                                   -----------------------
                                               Name:   Sherice P. Bench
                                               Title:  Vice President and
                                                       Principal Accounting
                                                       Officer


EXHIBIT INDEX

Exhibit 4                First Supplemental Indenture dated July 21, 2000